UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer Identification No.)
incorporation)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On January 21, 2005, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 2.02.

On January 21, 2005, the Registrant issued a press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2004. This press release, dated January 21, 2005, is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	99.1	The Registrant’s January 21, 2005, press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2004.

ANNEX A

Fourth Quarter 2004 Review January 21, 2005 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated first quarter and full-year 2005 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward- looking statements for a variety of factors including: changes in interest rates; failure of the economy to continue to improve, which could materially impact credit quality trends and the ability to generate loans; declines or disruptions in the stock or bond markets; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; inaccurate or erroneous assumptions made in connection with various modeling techniques; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Improved risk profile Completed EverTrust and American Express Business Finance acquisitions Improved financial performance Revenue growth Asset quality improvement Increased dividend

Strong Dividend Record 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 T Outstanding 0.64 0.72 0.76 0.84 0.94 1.04 1.12 1.18 1.2 1.22 1.24 1.3 Dividend increased 40 consecutive years

Financial Summary - 4Q04 vs. 3Q04 Reported EPS: $0.51/ Adjusted EPS: $0.70 Total adjusted revenue (TE) up $71 million Net interest margin up 3 bps to 3.64% Solid core deposit growth NPLs down $74 million

Fourth Quarter 2004 Results Pre-tax Amount After-tax Amount EPS Impact (1) Fourth quarter earnings as reported (GAAP basis)(2) $354 $213 $.51 Actions resulting in significant nonrecurring charges: Sale of broker-originated home equity loan portfolio 9 6 .01 Write-off of goodwill (nonprime indirect automobile loan business) 55 55 .13 Reclassification of indirect automobile loan portfolio to held-for-sale status 14 16 .04 Adjusted earnings $432 $290 $.70 (1) Earnings per share ("EPS") components may not foot due to rounding (2) GAAP = U.S. generally accepted accounting principles $ in millions, except per share data

Summary of Operations $ in millions, except per share amounts (1) Adjustments reflect the effects of Key's 4th quarter 2004 sale of its broker-originated home equity loan portfolio held in the Key Home Equity Services division and the reclassification to held-for-sale status of its indirect automobile loan portfolio. TE = Includes taxable-equivalent adjustment of $26 million in 4Q04 and $22 million in 3Q04.

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 0.0378 0.0374 0.0357 0.0361 0.0364 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388 0.0381 0.0362 0.0364 0.0369 0.0357 0.0361 KEY Peer Median S&P Regional & Diversified Bank Indices

$37.2 $37.0 $37.0 $36.9 $36.6 $36.3 $36.4 $37.3 $38.6 $41.2 26.3 25.7 25.8 26.1 26.5 26.3 26.4 25.8 25.8 25.5 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 C&I Runoff 1.4 1.3 1.1 0.9 0.8 0.7 0.6 0.5 0.4 0.2 0.2 0.01 0 0 0 Auto Runoff 3.9 3.5 3 2.5 2 1.7 1.4 1.1 0.9 0.8 0.6 0.04 0.03 0.03 0.2 Consumer Loans 23.2 23.3 22 22.9 24 24.6 24.3 24.7 25.2 25.7 25.7 26 25.5 25.5 25.3 Commercial Loans 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 36.7 36.1 36.3 37.3 38.6 41.2 Total 67 66.2 63.8 63.5 63.9 63.5 62.7 62.8 63 63.1 62.6 62.8 63.1 64.4 66.7 Average Loans $ in billions Commercial Consumer

$ in billions Average Core Deposit Growth 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 dda 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 10.6 10.9 10.7 11 11.3 11.8 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 11.1 11 11 10.6 10.3 10.4 Savings 2 1.9 1.9 1.9 2 2 2 2 2.1 2.1 2.1 2 2 2 2 Now & Mmda 12.9 13.1 13 13.4 13.2 13.3 15.1 16.8 17.7 18.4 18.8 18.9 19.8 20.5 21.6 Total 37.6 37 37.4 37.3 37 37.2 39.2 40.4 41.3 42.2 42.8 42.6 43.4 44.1 45.8 Now/MMDA $13.3 $15.1 $16.8 $17.7 $18.4 $18.8 $18.9 $19.8 $20.5 $21.6 Savings 2.0 2.0 2.0 2.1 2.1 2.1 2.0 2.0 2.0 1.9 CD's 12.7 12.2 11.8 11.4 11.1 11.0 11.0 10.6 10.3 10.4 DDA 9.2 9.9 9.8 10.1 10.6 10.9 10.7 11.0 11.3 11.8 TOTAL $37.2 $39.2 $40.4 $41.3 $42.2 $42.8 $42.6 $43.4 $44.1 $45.7

2000 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 KEY 0.0063 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 0.0077 0.0078 0.0071 0.0067 0.0047 0.0083 0.0035 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057 0.006 0.0051 0.0058 0.0037 0.0032 0.0032 Net Charge-Offs to Average Loans (1) Continuing Portfolio (1)

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 0.0137 0.012 0.0107 0.0084 0.0071 0.0055 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087 0.0081 0.0074 0.0073 0.0064 0.0057 0.0053 KEY Peer Median S&P Regional & Diversified Bank Indices

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 0.0224 0.0224 0.0209 0.0199 0.0193 0.0166 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148 0.0147 0.0145 0.0146 0.01391 0.0137 0.0133 KEY Peer Median S&P Regional & Diversified Bank Indices

1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 KEY 2.0698 1.7963 1.6909 1.54 1.4039 1.5445 1.3266 1.8429 1.6516 1.6082 1.5086 1.5398 1.5719 1.68 1.77 2.03 2.22 2.81 3.21 3.6 Peer Median S&P Regional & Diversified Bank Indices 1.9011 1.9939 1.8636 2.0114 2.0021 2.0677 1.9863 2.02 2.2 2.45 2.62 2.85 3.16 Allowance to NPL KEY Peer Median S&P Regional & Diversified Bank Indices

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 0.0664 0.0657 0.0635 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0673 0.0655 0.0678 0.0678 0.0678 0.0649 0.0638 KEY Peer Median S&P Regional & Diversified Bank Indices

Modest loan/earning assets growth Relatively stable net interest margin Maintain asset quality Continued expense discipline 1Q05 EPS Range: $0.60 to $0.63 2005 F.Y.: $2.55 to $2.65 2005 Outlook

Appendix

Financial Summary Consumer Banking Total revenue (TE) $543 $591 $575 (8.1)% (5.6) % Provision for loan losses 9 51 68 (82.4) (86.8) Noninterest expense 427 351 352 21.7 21.3 Net income 47 118 97 (60.2) (51.5) Percent of consolidated net income 22% 47% 41 % N/A N/A Average loans $29,544 $29,331 $29,244 .7% 1.0% Average deposits 36,190 35,574 35,008 1.7 3.4 ROE 8.73% 23.18% 18.65 % N/A N/A $ in millions Percent Change 4Q04 3Q04 4Q03 4Q04 vs 3Q04 4Q04 vs 4Q03

Line of Business Summary Consumer Banking Retail Banking Total revenue (TE) $334 $321 $324 4.0% 3.1 % Net income 62 59 64 5.1 (3.1) Average loans 11,179 10,771 10,264 3.8 8.9 Average deposits 30,533 30,116 29,894 1.4 2.1 ROE 34.35% 38.35% 42.46 % N/A N/A Small Business Total revenue (TE) $100 $97 $98 3.1% 2.0% Net income 22 18 19 22.2 15.8 Average loans 4,415 4,420 4,452 (.1) (.8) Average deposits 5,249 5,047 4,731 4.0 10.9 ROE 22.44% 18.41% 19.43 % N/A N/A Consumer Finance Total revenue (TE) $109 $173 $153 (37.0)% (28.8)% Net income/loss (37) 41 14 (190.2) (364.3) Average loans 13,950 14,140 14,528 (1.3) (4.0) Average deposits 408 411 383 (.7) 6.5 ROE (14.24)% 15.93% 5.15 % N/A N/A Percent Change 4Q04 3Q04 4Q03 4Q04 vs 3Q04 4Q04 vs 4Q03 $ in millions

Financial Summary Corporate and Investment Banking Total revenue (TE) $428 $366 $390 16.9% 9.7% Provision for loan losses (30) (1) 49 N/M N/M Noninterest expense 199 187 182 6.4 9.3 Net income 162 113 100 43.4 62.0 Percent of consolidated net income 76% 45% 43% N/A N/A Average loans $31,194 $29,078 $27,418 7.3% 13.8% Average deposits 5,618 5,146 4,780 9.2 17.5 ROE 21.08% 15.05% 13.13 % N/A N/A Percent Change 4Q04 3Q04 4Q03 4Q04 vs 3Q04 4Q04 vs 4Q03 $ in millions

Line of Business Summary Corporate Banking Total revenue (TE) $209 $191 $200 9.4% 4.5% Net income 75 55 32 36.4 134.4 Average loans 13,247 13,106 12,386 1.1 7.0 Average deposits 4,091 3,767 3,655 8.6 11.9 ROE 19.50% 14.10% 7.88 % N/A N/A KeyBank Real Estate Capital Total revenue (TE) $134 $104 $121 28.8% 10.7% Net income 55 37 46 48.6 19.6 Average loans 9,570 8,286 8,062 15.5 18.7 Average deposits 1,520 1,366 1,111 11.3 36.8 ROE 21.60% 15.84% 19.44 % N/A N/A Key Equipment Finance Total revenue (TE) $85 $71 $69 19.7% 23.2% Net income 32 21 22 52.4 45.5 Average loans 8,377 7,686 6,970 9.0 20.2 Average deposits 7 13 14 (46.2) (50.0) ROE 24.77% 16.51% 18.53 % N/A N/A Percent Change 4Q04 3Q04 4Q03 4Q04 vs 3Q04 4Q04 vs 4Q03 $ in millions Corporate and Investment Banking

Investment Management Services Financial Summary Total revenue (TE) $209 $193 $210 8.3% (.5)% Provision for loan losses - 1 6 (100.0) (100.0) Noninterest expense 162 149 160 8.7 1.3 Net income 30 27 27 11.1 11.1 Percent of consolidated net income 14% 11% 12 % N/A N/A Average loans $5,336 $5,275 $5,151 1.2% 3.6% Average deposits 7,911 7,114 6,779 11.2 16.7 ROE 19.86% 17.93% 18.03 % N/A N/A $ in millions Percent Change 4Q04 3Q04 4Q03 4Q04 vs 3Q04 4Q04 vs 4Q03

Money Market Fixed Income Equity 12/31/1998 12/1/1999 12/1/2000 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Equity 37.9 39.2 37.7 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8 31.9 32.3 32.4 34.8 Fixed Income 14.3 14.4 14.6 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.3 18.2 18.7 19.6 20.4 Money Market 18.3 19.7 21.7 22 23.2 21.2 20 19.4 20.7 19.4 18.4 19.1 19.3 18.9 19.6 19.3 19 19.2 19.4 Total 70.5 73.3 74 71.4 74.4 70.2 72.7 72.4 70.7 62.4 61.7 60.8 63.3 65 68.7 69.4 70 71.2 74.6 Assets Under Management $ in billions 22.0 23.2 21.2 20.0 19.4 20.7 19.4 18.4 19.1 19.3 18.9 19.5 19.3 19.0 19.2 19.4 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.4 18.2 18.7 19.6 20.4 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8 31.9 32.3 32.4 34.8

Net Charge-Offs to Average Loans 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 0 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 0.0073 0.0074 0.0059 0.0055 0.0037 0.0032 0.0084 0.0083 0.0088 0.0083 0.0062 0.004 0.0127 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Consumer Commercial by Loan Type 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 (1) Continuing Portfolio 0.40% (1)

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 KEY 0.44 0.451 0.461 0.444 0.434 0.424 0.415 0.396 0.388 0.39 0.375 0.367 0.368 Commercial Loans - Utilization * Estimated *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: January 21, 2005	/s/ Lee Irving

	By:	Lee Irving
Executive Vice President
and Chief Accounting Officer